EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350,AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Intrusion Inc. (the “Company”) on Form 10-QSB for the three-month period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael L. Paxton, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                                          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 12, 2005	/s/ Michael L. Paxton

Michael L. Paxton
Chief Financial Officer